Exhibit 99.2

THIS MAY CONTAIN MATERIAL, NON-PUBLIC INFORMATION: Nonpublic, or inside, information about the Company that is not known to the investing public may include, among other things, strategic plans; significant capital investment plans; negotiations concerning acquisitions or dispositions; major new contracts (or the loss of a major contract); other favorable or unfavorable business or financial developments, projections or prospects; a change in control or a significant change in management; impending securities splits, securities dividends or changes in dividends to be paid; a call of securities for redemption; and, most frequently, financial results. All information aboutthe Company is considered nonpublic information until it is disseminated in a manner calculated to reach the securities marketplace through recognized channels of distributionandpublic investors have had a reasonable period of time to react to the information. Generally, information which has not been available to the investing public for at leasttwo (2) full business daysis considered to be nonpublic. Recognized channels of distribution include annual reports, prospectuses, press releases, marketing materials, and publication of information in prominent financial publications, such as The Wall Street Journal .. Nonpublic information is material if it might reasonably be expected to affect the market value of the securities and/or influence investor decisions to buy, sell or hold securities. If a person feels the information is material, it probably is. Chase Corp. Announces Definitive Agreement To Acquire NuCeraSolutions July 18, 2022

Cautionary Note Concerning Forward-Looking Statements Certain statements in this investor presentation are forward-looking. These may be identified by the use of forward-looking words or phrases including, but not limited to, “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated” and “potential.” These forward-looking statements are based on Chase Corporation’s current expectations and include statements relating to the expected timing of the acquisition described in this investor presentation, the expected benefits of the transaction, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the transaction. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for suchforward-looking statements. To comply with the terms of the safe harbor, the Company cautions investors that any forward-looking statements made by the Companyare not guarantees of future performance and that a variety of factors could cause the Company’s actual results and experience to differ materiallyfrom the anticipated results or other expectations expressed in the Company’s forward-looking statements. The risks and uncertainties which may affect the operations, performance, development and results of the Company’s business include, but are not limited to, the following: uncertainties relating to the timing of the acquisition and receipt of required regulatory approvals; the risk that the businesses involved in the acquisition will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risk that expected revenue synergies and cost savings from the transaction may not be fully realized or realized within the expected time frame; the risk that revenues following the Merger may be lower than expected; uncertainties relating to operating costs, potential customer loss and business disruption following the transaction, including, without limitation, the risk that difficulties in maintaining relationships with employees, may be greater than expected; uncertainties relating to economic conditions including inflation; uncertainties relating to customer plans and commitments; the pricing and availability of equipment, materials and inventories; technological developments; performance issues with suppliers and subcontractors; economic growth; delays in testing of new products; the effectiveness of cost-reduction plans; rapid technology changes; the highly competitive environment in which the Company operates; as well as expected impact of the coronavirus disease (COVID-19) pandemic on the Company’s businesses. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only asof the date the statement was made. The Company does not assume any obligation to update or revise any forward-looking statement made in this release or that may from time to time be made by or on behalf of the Company. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s filings with the Securities and Exchange Commission, including the risks and uncertainties identified in Part I, Item 1A –Risk Factors of the Company’s Annual Report on Form 10-K for the year ended August 31, 2021. Use of Non-GAAP Financial Measures The Company uses non-GAAP financial measures in this investor presentation. Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are non-GAAP financial measures. The Company believes that Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow are useful performance measures as they are used by its executive management team to measure operating performance, to allocate resources to enhance the financial performance of its business, to evaluate the effectiveness of its business strategies and to communicate with its board of directors and investors concerning its financial performance. The Company believes Adjusted net income, Adjusted diluted EPS,EBITDA, Adjusted EBITDA and Free cash flow are commonly used by financial analysts and others in the industries in which the Company operates, and thus provide useful information to investors. However, Chase’s calculation of Adjusted net income, Adjusted diluted EPS, EBITDA, Adjusted EBITDA and Free cash flow may not be comparable to similarly-titled measures published by others. Non-GAAP financial measures should be considered in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. 2 Safe Harbor, Reference to Public Filings and Non- GAAP Measures Statements

Attractive Specialty Chemicals Business Acquisition of NuCeraSolutions Recognized leader in the development and manufacture of highly differentiated specialty polymers and polymerization technologies  Blue-chip customers in attractive high-growth end-markets  Products critical to enabling end-product functionality, performance and reliability  Well-invested North American manufacturing footprint  Solid financial profile with high EBITDA margins, free cash flow generation and growth profile  Strong alignment with Chase with focus on technology and product differentiation  Attractive transaction multiple  Accretive in the first year of ownership  Retains balance sheet flexibility for future strategic investments  Strategically Compelling 3 Expands into attractive, high-growth end-markets 

CHASE Corporation
We make a material difference

Transaction Overview

Sellers	• NuCera Solutions is a portfolio company of SK Capital Partners – a private equity firm headquartered in New York
Valuation	• $250 million purchase price (~11.7x LTM Adj. EBITDA; less than 9x estimated Adj. EBITDA with projected next year growth and synergies) • All-cash purchase on a cash-free / debt-free basis
Financing	• To be funded with availability under existing revolving credit facility and cash on the balance sheet • Estimated pro forma net leverage of ~1.2x pro forma LTM Adj. EBITDA at close • Expects significant free cash flow • Maintains a strong balance sheet with financial flexibility to pursue additional growth
Timing / Closing Considerations	• Transaction approved by Chase's Board of Directors • Expect to close in third calendar quarter of 2022; subject to customary closing conditions and regulatory approvals • Experienced integration team with track record in prior acquisitions

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NuCera Overview

Recognized leader in the development and manufacture of highly differentiated specialty polymers and polymerization technologies

NuCera at a Glance

$83mm *LTM* Revenue	**$21mm** *LTM* Adj. EBITDA	**26%** *LTM* EBITDA Margin
130+ Employees	**2** Production Plants in Manufacturing Campus in Barnsdall, OK	**50+** Countries Served

Well Balanced Geographic Mix


EMEA
30%
AMER
34%
APAC
37%

Business Highlights

- ✓ Portfolio of highly differentiated branded products
- ✓ Focus on high-end applications across attractive, growing end-markets
- ✓ Diverse global blue-chip customer base
- ✓ Leading technology with well-invested and highly flexible North American footprint
- ✓ Solid financial profile with attractive organic growth opportunities

Source: NuCera company information
Note: LTM figures calculated as of 4/30/2022

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CHASE Corporation
We make a material difference

Attractive End-Markets Serving Global Customers

NuCera products are used by 700+ leading consumer products, personal care, coatings and industrial companies



Personal Care

- Improves aesthetics and performance of cosmetics/toiletries
- Smooths applicability, adds rigidity and gloss in lipsticks/eye pencils
- Water resistance, increased SPF in sunscreens



Polymer Additives

- Used as additives in processing aids, stabilizers and modifiers
- Electronics packaging and foam insulation
- Mold release agents
- Barrier protection



Coatings, Adhesives and Sealants

- Coil coatings help to eliminate or reduce surface defects
- Water-based automotive refinish, pigment dispersants
- Customized texturing



Consumer and Diversified End Markets

- Specialty synthetic polymer waxes used in masterbatch blends
- Solid ink for Color Cube thermal ink jet printers
- Premier additives that provide critical functionality to broad range of consumer applications

Estimated Market Growth

Personal Care	Polymer Additives	Coatings, Adhesives and Sealants	Consumer and Diversified End Markets
GDP++	*GDP++*	*GDP++*	*GDP+*

Source: NuCera company information; Industry Research

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CHASE Corporation
We make a material difference

Acquisition Drives Chase's Growth Strategy

NuCera is an attractive step in the continued transformation of Chase

Growth Levers

- New, Specialty Products & End-Markets
- Expand Global Presence
- Financial Discipline
- Expansion in Growing End-Markets
- Strategic M&A
- Drive Share Gains

- ✓ Technology-driven specialty product portfolio
- ✓ Leading market position in specialty applications with further growth potential
- ✓ Blue-chip customer base
- ✓ Solid financial profile with high margin (26% Adj. EBITDA) and high cash flow generation

Strategic Priorities

- Pursue actionable **organic and inorganic growth strategies**
- **Enhance operational infrastructure and commonalities** through consolidation and rationalization of assets
- Adhere to **financial discipline** with a focus on margin profile and free cash flow generation
- Develop **competitive advantages** and further drive **greater market share**

- ✓ Expansion in attractive, growing end-markets
- ✓ Expands global presence
- ✓ Complementary with Chase's business in multiple growing end-use markets
- ✓ Financial discipline (attractive transaction value) and maintains financial flexibility for growth

Source: NuCera company information

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CHASE Corporation
We make a material difference

Expands and Diversifies Chase Portfolio

CHASE Corporation

Segment Mix


16%
43%
41%

- Adhesives, Sealants and Additives
- Corrosion Protection and Waterproofing
- Industrial Tapes

End-Market Mix

- ✓ Telecom
- ✓ Infrastructure
- ✓ Transportation
- ✓ Industrial
- ✓ Construction
- ✓ Consumer
- ✓ Other Diversified End-Markets

Geographic Mix


11%
14%
75%

- Americas
- Asia Pacific
- Europe, Middle East and Asia

NuCera SOLUTIONS

Segment Mix


40%
60%

- POLYWAX™
- Functional Polymers

End-Market Mix

- ✓ Polymer Additives
- ✓ Personal Care
- ✓ Coatings, Adhesives, Sealants
- ✓ Masterbatches
- ✓ Thermal Inks
- ✓ Other Diversified End-Markets

Geographic Mix


30%
34%
37%

- Americas
- Asia Pacific
- Europe, Middle East and Asia

Pro Forma CHASE Corporation

Segment Mix


12%
32%
55%

- Adhesives, Sealants and Additives
- Corrosion Protection and Waterproofing
- Industrial Tapes

End-Market Mix

- ✓ Expands Presence in Attractive, High-Growth End-Markets, like Personal Care, Polymer Additives and CASE

Geographic Mix


15%
19%
66%

- Americas
- Asia Pacific
- Europe, Middle East, and Other

Source: NuCera company information; Chase company information
Note: Data based on Companies' Fiscal Year End 2021 financials. NuCera financials on 12/31/21 Fiscal Year End; Chase Financials on 08/31/21 Fiscal Year End

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Attractive Pro Forma Financial Profile

($ in MM)

LTM	Chase Corporation	NuCera Solutions	Pro Forma Chase Corporation
Revenue	$307	$83	$390
Adj. EBITDA	$77	$21	$98
Adj. EBITDA Margin	*25%*	*26%*	*25%*
Total Capex	$3	$3	$6
FCF Conversion[1]	*96%*	*88%*	*94%*
2020A - LTM Revenue Growth	*17%*	*23%*	*19%*

✓ **Increased Scale** ✓ **Margin Accretion** ✓ **Additional Growth Opportunities**

Source: NuCera company information; Chase company information
Note: Chase LTM calculation as of 2/28/2022 and NuCera LTM calculation as of 4/30/2022; numbers may not add up due to rounding.
1. Calculated as (LTM Adj. EBITDA – LTM Capex) / LTM Adj. EBITDA

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Maintains Ongoing Financial Flexibility

Chase will be modestly levered (~1.2x net leverage) post acquisition with a clear path to deleveraging quickly

ESTIMATED SOURCES & USES[1]

Sources	Amount	%
Revolver	$180	*72.0%*
Balance Sheet Cash	70	*28.0%*
Total Sources	**$250**	***100.0%***

Uses	Amount	%
Purchase of NC Equity	$250	*100.0%*
Total Uses	**$250**	***100.0%***

ESTIMATED NET LEVERAGE


~1.2x
< 0.6x
Estimated at Close
Expected Next Twelve Months

Source: NuCera company information; Chase company information
1. Excludes transaction fees/expenses and any other post-closing adjustments

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Why Invest in Chase Corporation? 11 Organic Growth Organic Growth Strategic M&A Strategic M&A Dividends Dividends •Continued focus on high growth, high margin business segments •10+ years of accretive M&A activity with focus on specialty chemicals •Deep pipeline of additional targets •Consistent track record of returning capital to shareholders Solidified position as a trusted partner to customers brings long-term value forshareholders 75+ year history as supplier of specialty materials for high-reliability applications Solid track record of effectively managing and rationalizing cost base to improve relative profitability results and operationalperformance A continuous improvement mindset focused on creating an ethical corporate culture Proven growth and capital allocation strategy

LTM ($ in MM) 202122-Apr Net Income$9.2$11.5 Interest Income / Expense2.02.5 Income Tax Expense1.21.3 Depreciation & Amortization6.46.4 EBITDA$18.9$21.7 Adjustments1.8(0.3) Adjusted EBITDA$20.7$21.4 Reconciliation of Non-GAAP Financial Measures RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA Source:NuCeracompany information Note:NuCeraLTM calculation as of 4/30/2022 1.Adjustments related to one-time and / or non-recurring events 12 1